UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 8, 2024

LuxUrban Hotels Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-41473	82-3334945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

212 Biscayne Blvd, Suite 253, Miami, Florida	33137
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (833) 723-7368

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	LUXH	The Nasdaq Stock Market LLC
13.00% Series A Cumulative Redeemable Preferred Stock, $0.00001 par value per share	LUXHP	The Nasdaq Stock Market LLC

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 8, 2024, LuxUrban Hotels Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Charter”) with the Secretary of State of the State of Delaware to increase the number of authorized shares the Company shall have the authority to issue to 220,000,000 (two hundred twenty million) shares, consisting of: (i) 200,000,000 (two hundred million) shares of Common Stock, $0.00001 par value per share (“Common Stock”) and (ii) 20,000,000 (twenty million) shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”).

As disclosed in Item 5.07 of this Current Report on Form 8-K, the Charter Amendment was approved by the Company’s stockholders on May 16, 2024. The foregoing description of the Charter Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

As previously disclosed on our Current Report on Form 8-K filed on May 16, 2024, on May 16, 2024, the Company’s board of directors and stockholders representing 50.67% ownership and thereby a quorum and majority of the voting power of the Company’s outstanding capital stock (the “Majority Stockholders”) acted via Joint Action by Written Consent in Lieu of a Meeting of the Stockholders and Meeting of the Board of Directors to, among other things, amend the Company’s Charter (such amendment to the Charter, the “Charter Amendment”, such Action by Written Consent as approves and adopts the Charter Amendment the “Action”) to increase the number of shares of capital stock authorized for issuance to 220,000,000 (two hundred twenty million) shares, consisting of 200,000,000 (two hundred million) shares Common Stock and 20,000,000 (twenty million) shares of 13.00% Series A cumulative redeemable preferred stock, $0.00001 par value per share (the increase to the authorized Common Stock and Preferred Stock the “Authorized Stock Increase”). Before taking the Authorized Stock Increase into effect, as described further below, 100,000,000 (one hundred million) shares are authorized for issuance, including 90,000,000 (ninety million) shares of Common Stock and 10,000,000 (ten million) shares of Preferred Stock.

Item 9.01	Financial Statements and Exhibits

Exhibit	Description
3.1	Certificate of Amendment to the Certificate of Incorporation of the Company, as filed with the Secretary of State of the State of Delaware on July 8, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2024	LUXURBAN HOTELS INC.

	By:	/s/ Michael James
		Name:	Michael James
		Title:	Chief Financial Officer

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